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                                    Exhibit 1

     AGREEMENT WITH RESPECT TO THE FILING OF JOINT ACQUISITION STATEMENTS UNDER RULE 13D-1(K) UNDER THE SECURITIES EXCHANGE ACT OF 1934

     Each of the undersigned hereby agrees, with respect to the filing of a statement on Schedule 13D, dated the date hereof, relating to the Common Stock of Gilman & Ciocia, Inc., and any and all amendments relating thereto, that such statement (and any and all amendments thereto) is or will be filed on behalf of each of them, it being understood and agreed, as provided in the aforesaid Rule 13d-1(k)(1), that each such person is responsible for the completeness and accuracy of the information concerning such person contained therein, but is not responsible for other persons making the filing unless such person knows or has reason to believe that such information is inaccurate.

          Date: May 16, 2002

                                             /s/Michael Ryan, President
                                             -----------------------------------
                                             Prime Financial Services, Inc.


                                             /s/ Ralph Porpora
                                             -----------------------------------
                                             Ralph Porpora


                                             /s/ Michael Ryan
                                             -----------------------------------
                                             Michael Ryan


                                             /s/ James Ciocia
                                             -----------------------------------
                                             James Ciocia


                                             /s/ Kathryn Travis
                                             -----------------------------------
                                             Kathryn Travis


                                             /s/ Kenneth Copans
                                             -----------------------------------
                                             Kenneth Copans


                                             /s/ William Devine
                                             -----------------------------------
                                             William Devine


                                             /s/ Steve Gilbert
                                             -----------------------------------
                                             Steve Gilbert


                                             /s/ Alexander Rappaport
                                             -----------------------------------
                                             Alexander Rappaport


                                             /s/ Harvey Stein
                                             -----------------------------------
                                             Harvey Stein


                                             /s/ Richard Vogel
                                             -----------------------------------
                                             Richard Vogel


                                             /s/ Ira Martin
                                             -----------------------------------
                                             Ira Martin